CORPORATE PROFILE and SUPPLEMENTAL INFORMATION CONVENIENCE AUTOMOTIVE RETAIL JULY 2024 Exhibit 99.1

SAFE HARBOR STATEMENTS Forward Looking Statements Certain statements in this presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Unknown or unpredictable factors could have material adverse effects on our business, financial condition, liquidity, results of operations and prospects. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Unless otherwise noted in this presentation, all financial data is for the quarter ended June 30, 2024, and all portfolio data is as of June 30, 2024. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”), which the Company uses as supplemental measures of its performance. Please refer to the Definitions and Reconciliations section of this presentation for additional information and complete reconciliations between each of these non-GAAP financial measures and the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. Other The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein and does not make any representation or warranty as to the accuracy or completeness of the information contained in this presentation. 2

TABLE OF CONTENTS Corporate Profile Business Update Page 4 Company 5 Portfolio 11 Balance Sheet and Other 20 Definitions 24 3 Supplemental Information Top Tenants Page 28 Top Markets 29 Lease Expirations 30 Rent Escalations 31 Rent Coverage 32 Redevelopment Activity 33 Debt and Credit Metrics 34 Revenues from Rental Properties and Property Costs 35 Reconciliation of Net Earnings to FFO and AFFO 36

4 INVESTMENT ACTIVITY PORTFOLIO 99.7% occupied 100.0% rent collections 2.6x tenant rent coverage BALANCE SHEET EARNINGS Year to date, invested $103.8 million at a 7.9% initial cash yield (1) Acquired 20 express tunnel car washes, 16 auto service centers, three drive-thru QSRs, and two c-stores More than $53 million of investments under contract; majority expected to close over next 6 months (1)(2) 5.1x net debt / EBITDA More than $318 million of total liquidity $35.9 million unsettled forward equity $282.5 million Revolver capacity Q2 2024 AFFO ▲ 13.0% to $32.2 million | Q2 2024 AFFO/share ▲ 3.6% to $0.58 YTD 2024 AFFO ▲ 14.2% to $63.6 million | YTD 2024 AFFO/share ▲ 2.7% to $1.15 Increased FY2024 AFFO guidance to $2.30 - $2.32 per share from $2.29 to $2.31 per share 1) As of July 24, 2024, includes acquisitions and development funding. 2) While the Company has fully executed agreements for each transaction, the timing and amount of each investment is dependent on its counterparties and the schedules under which they are able to complete development projects and certain business acquisitions for which the Company is providing sale leaseback financing. Q2 2024 BUSINESS UPDATE: GROWTH AND STABILITY AMID UNCERTAIN MARKETS

COMPANY

6 1,124 Properties 42 States $185M ABR Multi Store Operators National and Regional Brands Mature and Emerging Platforms Institutional Credit Quality TENANTS Nationwide High Density Metro Areas Strong Retail Corridors Market Dominant Sites LOCATIONS Convenience Stores Express Tunnel Car Washes Auto Service Centers Drive Thru QSRs PROPERTY TYPES one of the nation’s largest OWNERS of freestanding convenience and automotive retail properties Note: ABR = annualized base rent.

EXPERTS IN ORIGINATING, UNDERWRITING, AND EXECUTING REAL ESTATE TRANSACTIONS IN OUR TARGETED RETAIL SECTORS

INVESTMENT FOCUS

- Highly fragmented retail sectors
- Durable consumer business models
- Emphasis on convenience and service

★ Convenience & Automotive Retail Real Estate ★

TENANT RELATIONSHIPS

- Direct dialogue with growing retailers
- Align with tenant "buy & build" strategies
- Repeat and referral business

★ ~90% of transactions direct with tenants (1) ★

UNDERWRITING EXPERTISE

- Real estate attributes
- Site level financial analysis
- Tenant credit analysis

★ 99.7% occupancy 2.6x tenant rent coverage ★

LEASE STRUCTURING

- Unitary, triple net leases
- Site level financial reporting
- Annual rent escalations

★ ~85% of ABR derived from 47 unitary leases ★

Deep Sector Knowledge | **Proprietary Insights & Deal Flow** | **Superior Asset Performance**

Getty Realty

1) *Reflects acquisitions where Getty negotiated new leases with tenants vs. acquiring existing, in-place leases from a third party.*

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8 AFFO PER SHARE DIVIDENDS PER SHARE 5.7% CAGR 5.2% CAGR OCCUPANCY RENT COLLECTIONS TENANT RENT COVERAGE (1) GROWING EARNINGS AND DIVIDENDS PER SHARE, WHILE MAINTAINING PORTFOLIO STABILITY… 1) Site level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants.

9 …AND DIVERSIFYING ACROSS PROPERTY TYPE, GEOGRAPHY AND TENANT TOP 10 MARKETS (% ABR) TOP 10 TENANTS (% ABR) Added 10 new states Added 32 new tenants PROPERTY TYPE (% ABR) $117M ABR Q4 2019 Q2 2024 $185M ABR Convenience Stores Express Tunnel Car Washes Auto Service Centers Drive Thru QSRs Auto Parts & Other Legacy Gas & Repair + Car Wash in 2019 + Drive Thru QSR in 2023 + Auto Service in 2021

10 DEMONSTRATED CAPITAL ALLOCATION AND BALANCE SHEET MANAGEMENT CAPABILITIES CAPITAL RAISED ($M) (1)(2) CAPITAL DEPLOYED ($M) $36M unsettled forward equity $53M assets under contract CAPITAL STRUCTURE SUMMARY BBB- FITCH RATED 3.9x FIXED CHARGE COVERAGE 5.1x NET DEBT TO EBITDA 36% DEBT TO TOTAL ASSET VALUE 33% DEBT TO TOTAL CAPITALIZATION Note: Summary Capital Structure and Debt to Total Capitalization are based on market value of common equity as of July 22, 2024. 1) For forward equity and delayed draw debt, reflects period in which capital transaction occurred, not period in which capital transaction was settled. 2) Debt capital shown is net of maturing debt that was refinanced with a portion of the proceeds raised.

PORTFOLIO

12 FREESTANDING RETAIL PROPERTIES OFFERING ESSENTIAL GOODS AND SERVICES TIED TO CONVENIENCE & AUTOMOBILITY CONVENIENCE & AUTOMOTIVE RETAIL REAL ESTATE PROPERTY TYPES Convenience Stores Express Tunnel Car Washes Auto Service Centers Tire & Battery Oil & Maintenance Collision Drive Thru QSRs PROPERTY ATTRIBUTES New builds / latest prototypes Easy access High visibility Strong traffic counts Complimentary retail Market dominant sites Alternate use potential PORTFOLIO COMPOSITION (% ABR)

13 NATIONAL FOOTPRINT WITH CONCENTRATIONS IN HIGH DENSITY METROPOLITAN AREAS 1,124 FREESTANDING Properties 42 States 68% CORNER LOCATIONS 59% TOP 50 MSAs MARKET SPOTLIGHT: CHARLOTTE, NC MSA Rank: 23 Population: 2.8 million 2020-23 Population Growth: 5.4% (1) GTY Investments ($ ABR) $1.9M $0.3M $0.2M C-Store Car Wash Auto Service MARKET SPOTLIGHT: AUSTIN, TX MSA Rank: 27 Population: 2.5 million 2020-23 Population Growth: 8.3% (1) GTY Investments ($ ABR) $2.7M $0.9M Car Wash C-Store % of ABR 16% 0% Note: Market Spotlight population data is per the U.S. Census Bureau. 1) Reflects market population growth from April 1, 2020 to July 1, 2023. The total United States population grew by 1.0% over the same period.

14 GROWING CONVENIENCE RETAILERS AND AUTOMOTIVE SERVICE PROVIDERS $185 MILLION ABR 9.2 YEARS WALT 99.7% OCCUPIED 2.6x TENANT RENT COVERAGE TENANT PROFILE MULTI-STORE OPERATORS Scale and purchasing power Strong credit profiles Growth orientation NATIONAL AND REGIONAL BRANDS Market brand recognition Loyalty or membership programs Concentrated store networks MATURE AND EMERGING PLATFORMS Experienced management teams Technology and data strategies Founder and/or institutional ownership CREDIT ENHANCEMENTS SECTOR SELECTION Essential retail businesses E-commerce and recession resistant Emphasis on convenience and service SITE SELECTION Store level profitability Strong real estate attributes Favorable market dynamics LEASE STRUCTURE Unitary leases Financial reporting requirements Environmental indemnification 85% UNITARY LEASES (1) 70% SITE LEVEL REPORTING (1) 1.7% ANNUAL RENT ESCALATIONS Note: WALT = weighted average remaining lease term. 1) As a percentage of total ABR.

15 REPRESENTATIVE INVESTMENT: CONVENIENCE STORES CEFCO Convenience Stores is a subsidiary of Fikes Wholesale, Inc., a multi-branded petroleum products marketer with an operating history dating back to 1952. Year Founded: 1979 Store Count (rank) (2): 222 (#37) Locations: Texas, Alabama, Miss. & Florida INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Sale Leaseback # of Properties: 9 Transaction Value: $57.0 million Location: Texas + Southeast Lease Term: 15.0 years Rent Escalation: 10% / 5 years UW Rent Coverage (1): 2.9x TENANT PROFILE New-to-industry stores including CEFCO Kitchens Large stores and sites (average 6,500 SF and 5 acres) Market dominant locations Experienced, multi-store operator + repeat tenant Unitary lease + site level financial reporting See our Convenience Store industry tear sheet at: https://gettyrealty.com/resources/#property-type 1) Reflects underwritten site level EBITDAR divided by year 1 rent. 2) Rank refers to “CSP ‘s Top 202 Convenience Stores of 2024”, a ranking of the largest convenience store chains by U.S. store count.

REPRESENTATIVE INVESTMENT:
EXPRESS TUNNEL CAR WASHES

INVESTMENT SUMMARY

Transaction Type:	Development Funding -> SLB
# of Properties:	8
Transaction Value:	$41.0 million
Location:	Washington, D.C. + Southeast
Lease Term:	15.0 years
Rent Escalation:	2.0% annual
UW Rent Coverage [(1)]:	3.3x


3 MINUTE
CAR WASH
FREE VACUUMS

INVESTMENT HIGHLIGHTS

- ★ New-to-industry sites and latest prototypes
- ★ 87% of ABR derived from top 50 MSAs
- ★ Unlimited Wash Club with 200,000+ members
- ★ Recent recapitalization led by Oaktree Capital
- ★ Unitary lease + site level financial reporting

TENANT PROFILE

Whistle Express Car Wash, formerly known as Magnolia Wash Holdings, formed in 2016 thru the merger of Camel Premium Express Car Wash and The Wave Car Wash.

Year Founded:	2016
Store Count (rank) [(2)]:	140 (#11)
Locations:	Midwest and Southeast

Whistle EXPRESS CAR WASH

See our Car Wash industry tear sheet at: https://gettyrealty.com/resources/#property-type

1) *Reflects underwritten site level EBITDAR divided by year 1 rent.*
2) *Rank refers to "CP Top 100", a ranking of the largest conveyer car washes by number of locations.*

Getty Realty
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REPRESENTATIVE INVESTMENT:
AUTO SERVICE CENTERS

INVESTMENT SUMMARY

Transaction Type:	Sale Leaseback
# of Properties:	8
Transaction Value:	$20.0 million
Location:	Southeast
Lease Term:	15.0 years
Rent Escalation:	2.0% annual
UW Rent Coverage [(1)]:	3.1x



INVESTMENT HIGHLIGHTS

- ★ Stabilized properties with long operating histories
- ★ Strong rent coverage based on pre-synergy EBITDAR
- ★ Potential synergies from branding, training, and scale
- ★ Growing, multi-store operator + repeat tenant
- ★ Existing unitary lease + site level financial reporting

TENANT PROFILE

Main Street Auto operates a portfolio of independent full-service automotive shops as a subsidiary of Northern Rock, a private investment firm focused on automotive services, parts, and services training.

Year Founded:	2021
Store Count:	~60
Locations:	Southeast

MAIN STREET Auto

See our Auto Service industry tear sheet at: https://gettyrealty.com/resources/#property-type

Getty Realty

1) *Reflects underwritten site level EBITDAR divided by year 1 rent.*

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REPRESENTATIVE INVESTMENT:

DRIVE THRU QUICK SERVICE RESTAURANTS

INVESTMENT SUMMARY

Transaction Type:	Sale Leaseback
# of Properties:	2
Transaction Value:	$3.0 million
Locations:	Wisconsin & South Dakota
Lease Term:	15.0 years
Rent Escalations:	10% / 5 years
UW Rent Coverage [1]:	4.0x



INVESTMENT HIGHLIGHTS

- ★ Newly constructed stores with two drive thru lanes
- ★ Strong projected rent coverage & rent-to-sales ratio
- ★ High growth brand with 25-year history and ~700 stores
- ★ Experienced franchisee with additional new store rights
- ★ Unitary lease + site level financial reporting

TENANT PROFILE

Hart Family Coffee owns and operates Scooter's Coffee franchises. Scooter's Coffee is the fastest growing coffee drive thru franchise in the United States.

Year Founded:	2021
Store Count:	14
Locations:	Wisconsin & South Dakota

EST. 1998 SCOOTER'S COFFEE

Getty Realty

1) *Reflects underwritten site level EBITDAR divided by year 1 rent.*

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19 CURRENT PIPELINE INCLUDES TWO PROJECTS TOTALING ~$3.3 MILLION of NEW INVESTMENT WITH ESTIMATED COMPLETIONS SCHEDULED IN 2024-25 Property Type: Auto Parts DEVELOPMENT Type: Ground Lease TOTAL INVESTMENT: $1.2 million INCREMENTAL yield: 13.0% Location: Brooklyn, NY Property Type: Drive Thru Retail DEVELOPMENT Type: Ground Lease TOTAL INVESTMENT: $0.7 million INCREMENTAL yield: 8.0% Location: Boston, MA COMPLETED 31 REDEVELOPMENT PROJECTS TOTALING $20.2 million AT A 16% INCREMENTAL YIELD

BALANCE SHEET AND OTHER

21 ACCESS TO CAPITAL $36 million unsettled forward equity $282 million Revolver capacity CAPITAL STRUCTURE Low to moderate leverage 100% unencumbered assets Long-term, fixed-rate debt Well-laddered debt maturities 36% DEBT TO TOTAL ASSET VALUE 5.1x NET DEBT TO EBITDA 5.1 years WTD. AVG. DEBT MATURITY (1) BBB- FITCH RATED 4.3% WTD. AVG. DEBT COST (1) 33% DEBT TO TOTAL CAPITALIZATION 3.9x FIXED CHARGE COVERAGE CAPITAL STRUCTURE DEBT MATURITY SCHEDULE ($M) AMPLE LIQUIDITY AND FLEXIBLE CAPITAL STRUCTURE SUPPORT PORTFOLIO GROWTH Objectives Note: Debt to Total Capitalization and Capital Structure are based on market value of common equity as of July 22, 2024. 1) Excludes Revolver; reflects unsecured notes and Term Loan only. 2) The Term Loan and Revolver mature in October 2025. Subject to the terms of the underlying credit agreements, we have the option to extend the Term Loan for one twelve-month period to October 2026 and the Revolver for two, six-month periods to October 2026.

PEER COMPARISON IMPLIES GETTY VALUATION MAY BE DISCONNECTED FROM UNDERLYING COMPANY PERFORMANCE

AFFO PER SHARE GROWTH


2019 - 2023
2023
10.0%
8.5%
7.0%
5.5%
4.0%
2.5%
1.0%
GTY
GTY

DIVIDEND PER SHARE GROWTH


2019 - 2023
2023
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
GTY
GTY

NET DEBT / EBITDA [1]


4.0x
4.4x
4.8x
5.2x
5.6x
6.0x
GTY

= retail net lease REITs: ADC, FCPT, EPRT, NNN, NTST, O

AFFO MULTIPLE


18.0x
17.0x
16.0x
15.0x
14.0x
13.0x
GTY

DIVIDEND YIELD


3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
GTY

LTM TOTAL RETURN


30.0%
22.5%
15.0%
7.5%
0.0%
(7.5%)
GTY

Note: AFFO per Share Growth, Dividend per Share Growth, and Net Debt/EBITDA are sourced from peer earnings releases. AFFO Multiple, Dividend Yield, and LTM Total Return are sourced from "The Leaderboard" analysis of REIT equity markets provided by KeyBanc Capital Markets as of July 19. 2024.

1) *As reported by each company for the quarter ended March 31, 2024.*

Getty Realty

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23 SEE OUR 2024 CORPORATE RESPONSIBILITY REPORT AT WWW.GETTYREALTY.COM/CORPORATE-RESPONSIBILITY ENVIRONMENTAL STEWARDSHIP CORPORATE GOVERNANCE We place a high priority on the protection of our assets and the environment Our team includes environmental experts who conduct extensive due diligence Our tenants are responsible for the environmental impact of their operations, and are required to maintain insurance and comply with applicable regulations We maintain an actively-managed program to oversee legacy environmental remediation for which we are responsible We emphasize sustainability efforts at our corporate headquarters We support and encourage our tenants’ sustainability initiatives, including through our Getty Green Loans program SOCIAL RESPONSIBILITY We believe that our people are the foundation of our success We aim to foster a diverse and inclusive work environment Our employee benefits include robust healthcare, commuter, profit sharing and wellness programs Our headquarters adheres to health and safety best practices We promote and fund professional development opportunities Our Getty Gives program facilitates charitable giving and volunteerism We maintain a Culture Committee to enhance our team experience and create opportunities for team engagement We are dedicated to maintaining high standards for corporate governance predicated on integrity and transparency Our Board is comprised of 83% independent directors, including an independent Chairman We are committed to broadening the diversity composition of our Board We hold annual elections for all directors Our Board maintains a significant equity investment in our Company Our Board has delegated oversight of our ESG efforts to our Nominating & Corporate Governance Committee, and oversight of enterprise risk management to our Audit Committee COMMITMENT TO GOOD CORPORATE CITIZENSHIP AND BUSINESS PRACTICES THAT SERVE ALL STAKEHOLDERS

CONVENIENCE AUTOMOTIVE RETAIL DEFINITIONS

Non-GAAP Financial Measures 25 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO). In addition to measurements defined by accounting principles generally accepted in the United States of America (“GAAP”), the Company also focuses on Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”) to measure its performance. FFO and AFFO are generally considered by analysts and investors to be appropriate supplemental non-GAAP measures of the performance of REITs. FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP. In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles. Neither FFO nor AFFO represent cash generated from operating activities calculated in accordance with GAAP and therefore these measures should not be considered an alternative for GAAP net earnings or as a measure of liquidity. These measures should only be used to evaluate the Company’s performance in conjunction with corresponding GAAP measures. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net earnings before (i) depreciation and amortization of real estate assets, (ii) gains or losses on dispositions of real estate assets, (iii) impairment charges, and (iv) the cumulative effect of accounting changes. The Company defines AFFO as FFO excluding (i) certain revenue recognition adjustments (defined below), (ii) certain environmental adjustments (defined below), (iii) stock-based compensation, (iv) amortization of debt issuance costs, and (v) other non-cash and/or unusual items that are not reflective of the Company’s core operating performance. Other REITs may use definitions of FFO and/or AFFO that are different than the Company’s and, accordingly, may not be comparable. The Company believes that FFO and AFFO are helpful to analysts and investors in measuring the Company’s performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the core operating performance of the Company’s portfolio. Specifically, FFO excludes items such as depreciation and amortizations of real estate assets, gains or losses on dispositions of real estate assets, and impairment charges. With respect to AFFO, the Company further excludes the impact of (i) deferred rental revenue (straight-line rent), the net amortization of above-market and below-market leases, adjustments recorded for the recognition of rental income from direct financing leases, and the amortization of deferred lease incentives (collectively, “Revenue Recognition Adjustments”), (ii) environmental accretion expenses, environmental litigation accruals, insurance reimbursements, legal settlements and judgments, and changes in environmental remediation estimates (collectively, “Environmental Adjustments”), (iii) stock-based compensation expense; (iv) amortization of debt issuance costs and (v) other items, which may include allowances for credit losses on notes and mortgages receivable and direct financing leases, losses on extinguishment of debt, retirement and severance costs, and other items that do not impact the Company’s recurring cash flow and which are not indicative of its core operating performance. The Company pays particular attention to AFFO which it believes provides the most useful depiction of the core operating performance of its portfolio. By providing AFFO, the Company believes it is presenting information that assists analysts and investors in their assessment of the Company’s core operating performance, as well as the sustainability of its core operating performance with the sustainability of the core operating performance of other real estate companies. For a tabular reconciliation of FFO and AFFO to GAAP net earnings, see the table captioned “Reconciliation of Net Earnings to Funds From Operations and Adjusted Funds From Operations” included herein.

Other Metrics and Definitions 26 Annual Base Rent (ABR). Contractually specified annual base rent in effect for all leases that have commenced as of the date noted, including those accounted for as direct financing leases. Annual Rent Escalations. Weighted average contractual rent increases per year under the terms of in-place leases, weighted by ABR. Automobility. Automobiles as the major means of transportation. Credit Agreements. Refers to (i) the amended and restated credit agreement governing the Revolver and (ii) the amended and restated note purchase and guarantee agreements governing the Company’s senior unsecured notes. Debt to Total Asset Value. The ratio of (a) Consolidated Total Indebtedness to (b) Total Asset Value, each as defined in the Credit Agreements. Debt to Total Capitalization. The ratio of (a) total outstanding debt, including unsecured notes and amounts drawn on the Revolver, to (b) the sum of total outstanding debt and the market value of the Company’s common stock as of the date noted. Fixed Charge Coverage. The ratio of (a) EBITDAR to (b) fixed charges, as defined and described, respectively, in the Credit Agreements. Incremental Yield. For redevelopment projects, the amount of incremental rent generated by the redeveloped property divided by the capital investment required to complete the project. Net Debt to EBITDA. The ratio of (a) total outstanding debt, including unsecured notes and amounts drawn on the Revolver, minus cash and equivalents, to (b) EBITDA, as defined in the Credit Agreements. MSAs. Core Based Statistical Areas as defined by United States Office of Management and Budget. The Company uses MSAs to define the geographic markets in which it operates. Revolver. The Company’s $300 million unsecured revolving credit facility. Term Loan. The Company’s $150 million term loan facility. Tenant Rent Coverage. Site-level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants. Weighted Average Lease Term (WALT). The remaining lease term of all in-place leases as of the date noted, weighted by ABR.

SUPPLEMENTAL INFORMATION CONVENIENCE AUTOMOTIVE RETAIL

TOP TENANTS 28 # Tenant Sector Sector Rank (1) % of ABR 1 ARKO C-Store 6 13.4% 2 Global C-Store 24 11.6% 3 United Pacific C-Store 16 8.9% 4 GO Car Wash Car Wash 9 7.9% 5 CPD Energy C-Store 94 6.7% 6 Nouria Energy C-Store 48 5.1% 7 Applegreen C-Store 32 3.8% 8 CrossAmerica C-Store 33 3.7% 9 Tidal Wave Auto Spa Car Wash 4 3.6% 10 Fikes Wholesale C-Store 41 3.3% TOP 20 TENANTS # Tenant Sector Sector Rank (1) % of ABR 11 Capitol Petroleum C-Store n/a 2.8% 12 NR Automotive Auto Service n/a 2.5% 13 Zips Car Wash Car Wash 3 1.9% 14 LV Petroleum C-Store n/a 1.8% 15 Ultra Clean Express Car Wash 53 1.6% 16 Splash Car Wash Car Wash 18 1.5% 17 BP C-Store 7 1.5% 18 Whistle Express Car Wash 11 1.5% 19 WhiteWater Express Car Wash 12 1.4% 20 Circle K C-Store 2 1.3% TOTAL 85.7% 1) Refers to “CSP ‘s Top 202 Convenience Stores of 2024”, a ranking of the largest convenience store chains by U.S. store count, or “CP Top 100”, a ranking of the largest conveyer car washes by number of locations.

TOP MARKETS 29 TOP 20 STATES # State % of ABR 1 New York 16.4% 2 Texas 10.3% 3 Virginia 5.6% 4 Massachusetts 5.4% 5 South Carolina 5.0% 6 North Carolina 4.9% 7 California 4.8% 8 Maryland 4.6% 9 Connecticut 3.9% 10 Colorado 3.8% 11 Arizona 3.5% 12 New Hampshire 3.4% 13 Nevada 3.3% 14 Florida 2.5% 15 Ohio 2.1% 16 Missouri 2.0% 17 Kentucky 1.9% 18 New Jersey 1.7% 19 Georgia 1.5% 20 Washington 1.4% TOTAL 88.1% TOP 20 METRO AREAS # Metro Area % of ABR Top 50 MSA 1 New York City 14.8%  2 Washington D.C. 6.9%  3 Boston 4.8%  4 Columbia (SC) 3.9% 5 Las Vegas 3.2%  6 Kansas City 2.9%  7 Phoenix 2.8%  8 Denver 2.7%  9 Austin 2.3%  10 San Antonio 2.2%  11 Poughkeepsie (NY) 2.2% 12 Worcester (MA) 1.9% 13 Richmond (VA) 1.8%  14 Dallas 1.4%  15 Charlotte 1.4%  16 New Haven (CT) 1.3% 17 Honolulu 1.3% 18 Cincinnati 1.2%  19 Manchester (NH) 1.2% 20 Riverside (CA) 1.1%  TOTAL 61.2%

LEASE EXPIRATIONS 30 LEASE EXPIRATION SCHEDULE (% of ABR) 99.7% occupied 9.2 years WALT

RENT ESCALATIONS 31 Fixed = 90.7% CPI = 8.2% RENT ESCALATIONS (% of ABR) 99% subject to rent escalation 1.7% annualized rent escalation rate

RENT COVERAGE 32 RENT COVERAGE (% of ABR) 70% site level reporting 2.6x tenant rent coverage Site level reporting Note: Site level rent coverage is calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. 1) Tenants subject to site level reporting requirements, but data is not yet available.

REDEVELOPMENT ACTIVITY 33 In-Progress Redevelopments ($000s) Market Property Type Anticipated Total Investment (1) Investment as of 6/30/2024 Expected Completion Providence, RI Drive Thru Retail $ 2,043 $ 1,522 2024 Philadelphia, PA Auto Service 1,294 233 2025 Total Active Projects $ 3,337 $ 1,755 Recent Rent Commencements ($000s) Market Property Type Total Investment (1) Incremental Rental Income Rent Commencement Brooklyn, NY Auto Parts $ 1,162 $ 108 Q4 2023 Pottsville, PA Auto Parts 196 42 Q3 2023 Austin, TX Convenience & Gas 1,250 131 Q2 2023 Dallas, TX Convenience & Gas 352 100 Q4 2022 Boston, MA Drive Thru Retail 704 59 Q3 2022 Total Rent Commencements $ 3,664 $ 440 Note: No assurance can be given that redevelopment projects will be completed in the time or on the budget expected, or at all. 1) Total investment includes development costs, termination/recapture fees, leasing commissions and other costs, as applicable.

34 UNSECURED CREDIT FACILITIES Maturity Fixed Rate Amount February 2025 4.75% $ 50.0 June 2028 5.47% 100.0 September 2029 3.52% 125.0 November 2030 3.43% 175.0 February 2032 3.45% 100.0 January 2033 3.65% 125.0 Wtd. Avg. / Total 3.89% $ 675.0 Unsecured notes DEBT AND CREDIT METRICS CREDIT AGREEMENT METRICS & COVENANTS Total Asset Value $ 2,438.3 Total Consolidated Indebtedness 883.1 EBITDA 164.0 Covenant Actual Maximum Consolidated Leverage 60% 36% Minimum Fixed Charge Coverage 1.5x 3.9x CAPITALIZATION and LEVERAGE Market value of common equity $ 1,673.2 Total debt outstanding 842.5 Total capitalization $ 2,515.7 Cash & equivalents (4.7) Enterprise value $ 2,511.0 Total debt to total capitalization 33% Net debt / EBITDA 5.1x EBITDA RECONCILIATION Revolver Term Loan Capacity / drawn $300.0 / $17.5 $150.0 / $150.0 Pricing Adj. SOFR + 130 bps 6.13% Maturity October 2025 October 2025 Extensions Two 6-month One 12-month Note: Dollars in millions. Market value of common equity as of July 22, 2024.

Revenues from rental properties AND PROPERTY COSTS 35 Revenues from Rental Properties Property Costs 1) Includes minimum base rental payments due under operating and direct financing leases. 2) Includes variable rental payments from percentage rents, fuel income and other ancillary income, as applicable.

Reconciliation of Net Earnings to FFO and AFFO 36 1) Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of the per share amounts. See the Company’s earnings release filed on Form 8-K on July 24, 2024 for additional information.

Getty Realty Corp. 292 Madison Avenue 9th Floor New York, NY 10017 646-349-6000 CONVENIENCE AUTOMOTIVE RETAIL